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                                                                   EXHIBIT 10.5

                              AMENDMENT TO PLEDGE
                             AND SECURITY AGREEMENT

         This Amendment to Pledge and Security Agreement is dated as of April 30, 2002 (this "Amendment") and amends the Pledge and Security Agreement, dated as of May 14, 2001 (as amended, supplement or modified from time to time, the "Brooke Pledge and Security Agreement"), between Brooke Group Holding Inc., a Delaware corporation ("Brooke Holding"), and The Bank of New York, as successor in interest to United States Trust Company of New York, a New York banking corporation, as Collateral Agent on behalf of the Holders of the 10% Senior Secured Notes due March 31, 2006 (the "Notes"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Brooke Pledge and Security Agreement as amended hereby.

         WHEREAS, pursuant to the Second Amendment to Note Purchase Agreement and New Note Purchase Agreement (the "New Note Purchase Agreement"), dated as of the date hereof, by and among the Company and the other signatories thereto, the Company and the Majority Holders have approved the issuance of an additional $30,000,000 in Notes and desire to amend the Brooke Pledge and Security Agreement as set forth herein; and

         WHEREAS, each of Brooke Holding and the Company will realize direct and indirect benefits as a result of the New Note Purchase Agreement and the other Note Documents and the transactions described therein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       AMENDMENTS TO BROOKE PLEDGE AND SECURITY AGREEMENT.

         (a) The definition of "Commercial Tort Claims" in Section 1 of the Brooke Pledge and Security Agreement is hereby amended by deleting the definition of "Commercial Tort Claims" in its entirety and inserting in lieu thereof the following:

         "'Commercial Tort Claim' has the meaning ascribed thereto in the Uniform Commercial Code."

         (b) The definition of "Secured Obligations" in Section 1 of the Brooke Pledge and Security Agreement is hereby amended by deleting the definition of "Secured Obligations" in its entirety and inserting in lieu thereof the following:

         "'Secured Obligations' means, collectively, all obligations and liabilities of any kind or nature, present or future, absolute or contingent, of (i) the Company arising under the Note Documents, (ii) NV Holdings arising under the NV Holdings Pledge Agreement or any other undertaking or agreement delivered by NV Holdings in connection with any other Note Document, (iii) VTUSA arising under any undertaking or agreement delivered by VTUSA in connection with any Note Document, (iv) Brooke Overseas arising under any undertaking or agreement delivered by Brooke Overseas in connection with any Note Document, (v) New Valley arising under any undertaking or agreement delivered by New Valley in connection with any Note Document, (vi) Brooke Holding arising under this Agreement or any other undertaking or agreement delivered by Brooke Holding in connection with any other Note Document, (vii) Research arising under any undertaking, or agreement delivered by Research in connection with any Note Document, (viii) Vector arising under the Vector Pledge Agreement or any other undertaking or agreement delivered by Vector in connection with any other Note Document, (ix) Liggett arising under the Liggett Guarantee, the Liggett Subordination Agreement or any other undertaking or agreement delivered by Liggett in connection with any other Note Document and (x) Brands arising under any undertaking or agreement delivered by Brands in connection with any Note Document."

         (c) The definition of "VTUSA" in Section 1 of the Brooke Pledge and Security Agreement is hereby amended by deleting the definition of "VTUSA" in its entirety and inserting in lieu thereof the following:

         "'VTUSA' shall mean Vector Tobacco Inc., a Virginia corporation, and any successor thereto."

         (d) Section 4.23. Article 4 of the Brooke Pledge and Security Agreement is hereby amended by adding Section 4.23 as follows:

         "4.23 Commercial Tort Claims. Brooke Holding shall promptly notify the Collateral Agent of any Commercial Tort Claims it possesses promptly upon obtaining actual knowledge that it possesses such Commercial Tort Claim and shall upon the request of the Collateral Agent or the Majority Holders execute and deliver all agreements, instruments, financing statements and other documents necessary for the Collateral Agent to perfect a security interest in such Commercial Tort Claim."

         2. CONFIRMATION OF LIEN. Brooke Holding hereby confirms that pursuant to the Brooke Pledge and Security Agreement, as amended by this Amendment, Brooke Holding has granted a lien on and a security interest in the Collateral as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations.

         3. REPRESENTATIONS AND WARRANTIES. Brooke Holding hereby represents and warrants that the representations and warranties in Section 2 of the Brooke Pledge and Security Agreement, are true and correct in all material respects as of the date hereof (except to the extent that any such representations or warranties apply to conditions existing at a particular date).

         4. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the Brooke Pledge and Security Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         5. REFERENCE TO BROOKE PLEDGE AND SECURITY AGREEMENT. Each reference in the Brooke Pledge and Security Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Brooke Pledge and Security Agreement, and each reference in the Note Documents and all ancillary documents thereto to the "Brooke Holding Pledge Agreement," "thereunder", "thereof", or words of like import shall mean and be a reference to such Brooke Pledge and Security Agreement as amended by this Amendment.


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         6.       SUCCESSORS. All agreements of the parties to this Amendment and Purchase Agreement shall bind their respective successors.

         7. COUNTERPARTS. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         8. GOVERNING LAW. THIS AMENDMENT AND ALL ISSUES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         9. SEVERABILITY. In case any one or more of the provisions in this Amendment shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

         10. HEADINGS. The headings of the Sections of this Amendment have been inserted for convenience of reference only, are not to be considered a part of this Amendment and shall in no way modify or restrict any of the term or provisions of this Amendment.

                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                       BROOKE GROUP HOLDING INC.



                                       By: /s/ Richard J. Lampen
                                          --------------------------------------
                                       Name:  Richard J. Lampen
                                       Title: Executive Vice President


                                       THE BANK OF NEW YORK, as Collateral Agent



                                       By: /s/ Patricia Gallagher
                                          --------------------------------------
                                       Name:  Patricia Gallagher
                                       Title: Authorized Signatory


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